SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	333-166786	27-0971332
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

109 Thornblade Blvd.
Greer, SC  29650
(Address of principal executive offices)

Phone: (864) 346-2733
(Registrant’s Telephone Number)

(formerly Krossbow Holding Corporation)
831-77th Avenue Edmondon
Alberta, Canada T6P 1S9

(Former name or former address, if changed since last report)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

ITEM 1.01
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 5, 2011, Scio Diamond Technology Corporation, a Nevada Corporation (the "Company"), (formerly Krossbow Holding Corporation) executed an Asset Purchase Agreement (the "Agreement").  Under the terms of the Agreement, the name “Scio Diamond Technology Corporation” was purchased for 13,000,000 newly issued shares of common stock of the Company.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of said Agreement, reference is made to the Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 3.02.
UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth above in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The following table sets forth, as of August 5, 2011, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 19,400,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:

Edward S. Adams(1) 4824 Thomas Ave. S. Minneapolis, MN 55410	5,390,000*	27.78%
Michael R. Monahan(1) 4824 Thomas Ave. S. Minneapolis, MN 55410	5,390,000*	27.78%
Jopseph Lancia(1) 109 Thornblade Ave Greer, SC 29650	2,290,000	11.80%
All executive officers and directors as a group (3 persons)	13,070,000	67.36%

(1)
Edward S. Adams and Michael R. Monahan acquired one million (1,000,000) shares each on August 5, 2011 in a private transaction from Jason Kropp, our former President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director.

Edward S. Adams and Michael R. Monahan each acquired additional shares from the Asset Purchase Agreement referenced in 1.01 and hereby incorporated by reference herein.  Mr. Adams received two million one hundred thousand (2,100,000) shares in the agreement.  Mr. Monahan received three million one hundred thousand  (3,100,000) shares in the agreement.  Lastly, Joseph D. Lancia acquired two million (2,000,000) shares from the Agreement.

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* Edward S. Adams beneficial ownership reflects a balance of two million (2,000,000) shares in the name of his wife, Denise L. Adams.  Michael R. Monahan’s beneficial ownership also reflects a balance of one million (1,000,000) shares in the name of his wife, Julie C. Monahan.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 5.01.
CHANGES IN CONTROL OF REGISTRANT

On August 5, 2011, Edward S. Adams and Michael R. Monahan acquired control of two million (2,000,000) shares of the Company’s issued and outstanding common stock, which at the time, represented approximately 31.25% of the Company’s total issued and outstanding common stock, from Jason Kropp in accordance with a common stock purchase agreement among Mr. Kropp, Mr. Adams and Mr. Monahan (the “Stock Purchase Agreement”).  Pursuant to the Stock Purchase Agreement, Mr. Adams and Mr. Monohan paid an aggregate purchase price of one hundred and sixty-five thousand six hundred and fourteen dollars ($165,614) in exchange for the shares.

● As part of the acquisition, the following changes to the Company's directors and officers have occurred:

●
As of Aug 5, 2011, Jason Kropp resigned from all positions with the Company, including but not limited to, that of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director.

●	As of August 5, 2011, Joseph D. Lancia was appointed as the Company’s Chief Executive Officer and a member of the Board of Directors.

●	As of August 5, 2011, Edward S. Adams was appointed as the Company’s Chairman of the Board of Directors.

●	As of August 5 2011, Michael R. Monahan was appointed as a member of the Board of the Directors of the Company.

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 5, 2011, Jason Kropp resigned from all positions with the Company, including but not limited to, that of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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On August 5, 2011, Joseph D. Lancia was appointed as the Company’s Chief Executive Officer and a member of the Board of Directors.

On August 5, 2011, Edward S. Adams was appointed as the Company’s Chairman of the Board of Directors.

On August 5, 2011, Michael R. Monahan was appointed as a member of the Board of the Directors of the Company.

The biography for Mr. Lancia is set forth below:

JOSEPH D. LANCIA Joseph D. Lancia is the former CEO of Dispoz-o Products, Inc., a packaging and plastics company based out of Fountain Inn, South Carolina that produces a variety of quality products for the food service industry. Mr. Joseph Lancia served as the President & CEO of Dispoz-o Products, Inc. for seven years and successfully effected a merger with Wilkinson Industries, Inc., a manufacturer of foodservice containers, in April 2009.
Joseph Lancia leveraged his experience in the investment banking industry to groom Dispoz-o Products for a successful acquisition. Mr. Joseph Lancia restructured the company in order to maximize a unique vertical sales and marketing orientation. He also incorporated a lean manufacturing culture with equipment and system automation throughout the corporate facilities. Today, Joseph Lancia remains with Dispoz-o Products, Inc. in a consultative capacity. During his time with Dispoz-o Products, Inc., Joseph Lancia increased total company revenue by 23% for the 2008 fiscal year, which amounted to a 21% increase in company profits for the same period. Joseph Lancia doubled the firm’s income in six years, while creating new, integrated sales channels. With an eye toward the future, Joseph Lancia also implemented an automated manufacturing facility at Dispoz-o Products, Inc.

Before working with Dispoz-o Products, Inc., Joseph Lancia spent over a decade in the investment banking sector. In that capacity, Joseph Lancia operated as President of Strategic Investments, a merger and acquisitions firm located in South Carolina. While head of Strategic Investments, Mr. Lancia carried out over 40 targeted acquisitions and managed 17 post merger integration projects. Earlier in his professional development, Joseph D. Lancia served as COO of Summit Associates, a molding and plastic injection firm.

Mr. Lancia contributes to a variety of charitable causes. He is the Chairman of the Thornblade Classic Golf Tournament and a Board Member of Loaves & Fishes in his local community. Lancia is also a Board Member of the College of Business & Behavioral Science at Clemson University. Joseph Lancia studied Corporate Finance at Southern Connecticut State College. In his free time, he enjoys golfing and spending time with his family. He currently makes his home in South Carolina.

The biography for Mr. Adams is set forth below:

EDWARD S. ADAMS Edward S. Adams is Chairman of the Board of Scio Diamond Technology Corporation. Ed is also the Co-Founder, Chief Executive Officer and Senior Managing Director of Focus Capital Group, Inc., (“Focus”) an investment banking firm composed of over twenty-five seasoned investment bankers and other professionals from both major investment banks and industry with trusted relationships that have executed collectively over $300 billion in merger and acquisition transactions and financing assignments representing over 250 discrete transactions across multiple industry verticals and geographies. In 2010, its first year in active business, Focus completed a series of transactions valued at almost one billion dollars.

In the late 1990s, Ed co-founded a business consulting and financial advisory practice which through acquisition and organic growth grew from two to over two hundred employees with $30 million in annual revenue in less than six years. As an attorney, business advisor and consultant, and principal, Ed has billions of dollars of transactional experience in public and private offerings of equity and debt, hedge and institutional fund formation and management, mergers and acquisitions of public and closely held corporations via either stock or asset purchase transactions, loan restructurings, receivables financing, structured finance, commercial transactions, and bankruptcy liquidations and reorganizations. Ed has written and spoken on various corporate and commercial topics to over two hundred law firms, bar groups, and companies and has served on numerous private and public company boards of directors. He has also acted as a chairperson of the noteholders committee of one of the largest steel industry bankruptcy reorganizations in American history.

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In addition to serving as an investment banker and Ed holds an endowed chair in finance and law at the University of Minnesota Law School and teaches courses at both the Law School and in the graduate MBA program at the Carlson School at the University of Minnesota. He is also a partner in the corporate law firm of Adams Monahan, LLP, which specializes in corporate advisory and transactional practice. Following his graduation cum laude from the University of Chicago Law School where he served as Managing Editor of the University of Chicago Law Review, Ed clerked for Judge J. Harvie Wilkinson, III of the United States Court of Appeals for the Fourth Circuit and worked in the Chicago and Los Angeles offices of the renowned national law firm Latham and Watkins and as of counsel at Fredrikson & Byron, P.A. in Minneapolis, Minnesota. He is the author of over twenty-five books or editions of books (including a new leading treatise published by prominent business publisher, Wolters Kluwers, entitled Corporate Counselor’s Business Handbook) and dozens of articles on business-related issues, the two-time recipient of the University of Minnesota Law School’s Stanley V. Kinyon Teacher of the Year Award, a 1997 M.B.A. with highest honors graduate of the Carlson School of Management at the University of Minnesota, a 1998 Vance K. Opperman Research Scholar at the University of Minnesota Law School and a co-holder of the 1999 Julius E. Davis Chair in Law at the University of Minnesota Law School.

In the recent past, Ed co-founded a project to provide free legal services to members of the community in New York, was a founding member of a project to provide free legal services to families of servicepersons serving in the Persian Gulf, and created a program at the University of Minnesota Law School to introduce disadvantaged high school students to potential career opportunities in the legal field.

The biography for Mr. Monahan is set forth below:

MICHAEL R. MONAHAN Michael R. Monahan is a founding Senior Managing Director of Focus Capital and is both an investment banker and an attorney specializing in a corporate advisory and transactional practice. As an investment banker his practice focuses on financings for early stage companies preparing for significant growth. He has considerable experience as a strategic advisor with an emphasis on new product and market analysis, competitive landscape development, strategic planning development and implementation, corporate structuring, financial modeling and valuation analysis, financings, transaction support, deal management and coordination.

Mr. Monahan has over $1 billion of transactional and structuring experience in private offerings of equity in addition to considerable experience structuring debt, contracts, mergers and acquisitions of public and closely held corporations, loan restructurings, receivables financing, structured finance and various commercial transactions. He has served as an advisor and special committee member to private and public company boards of directors.
Mr. Monahan also has eleven plus years of experience as a corporate and securities attorney, including experience as a litigator in corporate, business, labor and employment law. He also has extensive experience in consultative sales, having worked for Thomson Reuters in its legal services division for five years. As a practicing attorney he has represented both publicly-traded and private companies and has served as a business advisor, consultant and principal for several clients.

Mr. Monahan is an honors graduate of Siena College and Albany Law School. Mr. Monahan is registered with FINRA as a General Securities Principal (Series 7, 24 and 63) and a Limited Representative – Investment Banking (Series 79).

ITEM 5.03
AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 5, 2011, Krossbow Holdings Corporation , a Nevada corporation (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of Nevada.  As a result of the Amendment, the Company has, among other things:  (a) changed its name to Scio Diamond Technology Corporation, to reflect its new business direction.

  A copy of the Amendment is filed herewith as Exhibit 3.1(a).

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ITEM 8.01
OTHER EVENTS

On July 13, 2011 the Board of Directors of the Company resolved to authorize a 2-for-1 forward split of its issued and outstanding common shares, whereby every one (1) old share of common stock will be exchanged for two (2) new shares of the Company's common stock, to become effective on August 5, 2011.  As a result, once the forward split is declared effective by the Financial Industry Regulatory Authority, the issued and outstanding shares of common stock will increase from 3,200,000 prior to the forward split to 6,400,000 following the forward split.  The forward split shares are payable upon surrender of certificates to the Company's transfer agent.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1(a) 10.1	Certificate of Amendment to Articles of Incorporation Asset Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: August 11, 2011	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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